                                                                   Exhibit 10.65

                                                                  EXECUTION COPY

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement (this "IP Agreement") is made as of the 18TH DAY OF JUNE, 2004, by and between IBASIS, INC., a Delaware corporation with its principal place of business at 20 Second Avenue, Burlington, Massachusetts 01803 ("Grantor"), and THE BANK OF NEW YORK, a New York banking corporation, as Collateral Agent for the Holders (as such term is defined in the Indenture referred to below, with its principal place of business at 101 Barclay Street, Floor 810, New York, New York 10286 ("Secured Party").

                                    RECITALS

     A. Pursuant to that certain Indenture (as the same may be amended or supplemented from time to time, the "Indenture"), dated June 18, 2004, by and among the Grantor, the subsidiary guarantor named therein and The Bank of New York, as Trustee (the "Trustee"), Grantor has issued its 8% Senior Subordinated Convertible Notes due 2007 ("Notes") in an aggregate principal amount not to exceed $29,000,000. The Notes are secured in part pursuant to the terms of the Security Documents (as defined in the Indenture), and this IP Agreement is one of the Security Documents.

     B. In accordance with the terms of the Indenture, Grantor desires to grant Secured Party a Lien (as defined in the Indenture) upon the Intellectual Property Collateral (hereinafter defined).

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of the Indebtedness (as defined below), Grantor hereby represents, warrants, covenants and agrees as follows:

1. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future indebtedness, obligations and liabilities to the Holders, the Trustee and the Secured Party under the Notes and the Indenture (hereinafter, the "Indebtedness"), Grantor hereby grants to the Secured Party, for the benefit of the Holders, the Trustee and the Secured Party, a security interest in all of Grantor's right, title and interest in, to and under its registered and unregistered intellectual property collateral (all of which shall collectively be called the "Intellectual Property Collateral"), including, without limitation, the following:

     a. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished, registered or unregistered, and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on EXHIBIT A attached hereto (collectively, the "Copyrights");

     b. Any and all trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements, and confidential information, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

     c. Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

     d. All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT B attached hereto (collectively, the "Patents");

     e. Any trademark and service mark rights, slogans, trade dress, and tradenames, trade styles, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on EXHIBIT C attached hereto (collectively, the "Trademarks");

     f. All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on EXHIBIT D attached hereto (collectively, the "Mask Works");

     g. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

     h. All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights, including, without limitation those set forth on EXHIBIT E attached hereto; and

     i. All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

     j. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

2. AUTHORIZATION AND REQUEST. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Agreement, or a copy thereof.

3. COVENANTS AND WARRANTIES. Grantor represents, warrants, covenants and agrees as follows:

     a. Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor to its customers in the ordinary course of business.

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     b.   Performance of this IP Agreement does not conflict with or result in a breach of any material agreement to which Grantor is bound.

     c. During the term of this IP Agreement, except as otherwise permitted by the Indenture, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this IP Agreement;

     d. To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

     e. Grantor shall promptly advise Secured Party of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent, Copyright, or Mask Work specified in this IP Agreement;

     f. Grantor shall (a) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works,
          (b) use its best efforts to detect infringements of the Trademarks, Patents, Copyrights, and Mask Works and promptly advise Secured Party in writing of material infringements detected and (c) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Secured Party, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

     g. Grantor shall take such further actions as Secured Party may reasonably request from time to time to perfect or continue the perfection of Secured Party's interest in the Intellectual Property Collateral;

     h. This IP Agreement creates, and in the case of after acquired Intellectual Property Collateral, this IP Agreement will create at the time Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of Secured Party for the benefit of the Holders, the Trustees and the Secured Party a valid and perfected second priority security interest and collateral assignment in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Indenture;

     i. To its knowledge, except for, and upon, the filing of UCC financing statements, or other notice filings or notations in appropriate filing offices, if necessary to perfect the security interests created hereunder, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (a) for the grant by Grantor of the security interest granted hereby, or for the execution, delivery or performance of

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          this IP Agreement by Grantor in the U.S. or (b) for the perfection in the United States or the exercise by Secured Party of its rights and remedies thereunder;

     j. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

     k. Except as otherwise permitted by the Indenture, Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Secured Party's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interest in any property included within the definition of the Intellectual Property Collateral acquired under such contracts.

     l. Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Secured Party in writing of any event that materially adversely affects the value of any material Intellectual Property Collateral, the ability of Grantor to dispose of any material Intellectual Property Collateral of the rights and remedies of Secured Party in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

4. SECURED PARTY'S RIGHTS. Secured Party shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this IP Agreement to take but which Grantor fails to take, after forty-five (45) days' notice to Grantor. Grantor shall reimburse and indemnify Secured Party for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

5. INSPECTION RIGHTS. Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested, but not more than once in every six (6) months; provided, however, nothing herein shall entitle Secured Party access to Grantor's trade secrets and other proprietary information.

6.   FURTHER ASSURANCES; ATTORNEY IN FACT.

     a. On a continuing basis, Grantor will, upon request by Secured Party, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Secured Party, to perfect Secured Party's security interest in all Copyrights, Patents, Trademarks, and Mask Works and otherwise to carry out the intent and purposes of this IP Agreement, or for assuring and confirming to Secured Party the grant or perfection of a security interest in all Intellectual Property Collateral.

     b. In addition to section 6(a) above, Grantor shall not register any of its Copyrights or Mask Works with the Register of Copyrights without first executing and simultaneously registering an IP Agreement, in the identical form of this IP Agreement, with the Register of Copyrights, listing such Copyrights(s) on Exhibit A thereto and/or such Mask Works on Exhibit D in order to protect and perfect Secured Party's security interest in such Copyrights or Mask Works. Promptly after such registration, Grantor shall forward to the Secured Party, at the address listed above, a copy of, and the original IP Agreement as filed with the Register of Copyrights.

     c. Grantor hereby irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion, upon Grantor's failure or inability to do so, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this IP Agreement, including:

          i. To modify, in its sole discretion, this IP Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and

          ii. To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Grantor where permitted by law.

          iii. Grantor hereby authorizes Secured Party to file financing statements without notice to Grantor with all appropriate jurisdictions, as Secured Party deems appropriate, in order to further perfect or protect Secured Party's interest in the Intellectual Property Collateral.

7. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default under this IP Agreement:

     a.   An Event of Default occurs under the Indenture; or

     b. Grantor breaches any material warranty or agreement made by Grantor in this IP Agreement.

8. REMEDIES. Subject to the Intercreditor Agreement and the subordination provisions contained in Section 4 of the Indenture, upon the occurrence and continuance of an Event of Default, Secured Party shall have the right to exercise all the remedies of a secured party under the New York Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Secured Party has a security interest and to make it available to Secured Party at a place designated by Secured Party. Secured Party shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and Mask Works to the extent reasonably necessary to permit Secured Party to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorney's fees) incurred by Secured Party in connection with the exercise of any of Secured Party's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Secured Party's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

9. INDEMNITY. Grantor agrees to defend, indemnify and hold harmless Secured Party and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following or consequential to transactions between Secured Party and Grantor, whether under this IP Agreement or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Secured Party's gross negligence or willful misconduct.

10. TERMINATION. At such time as all amounts owed under the Indenture, all principal and interest under the Notes and all amounts under the Security Documents have been indefeasibly paid in full, at Grantor's request and sole expense, Secured Party shall execute and deliver to Grantor all releases, terminations, and other instruments as may be necessary or proper to release the security interest hereunder.

11. COURSE OF DEALING. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

12. AMENDMENTS. This IP Agreement may be amended only by a written instrument signed by both parties hereto.

13. COUNTERPARTS. This IP Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

14. LAW AND JURISDICTION. This IP Agreement shall be governed by and construed in accordance with the laws of the State of New York. GRANTOR ACCEPTS FOR

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     ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE
     NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON SECURED PARTY CANNOT AVAIL ITSELF OF THE COURTS OF THE STATE OF NEW YORK, GRANTOR ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN NEW YORK COUNTY, NEW YORK. NOTWITHSTANDING THE FOREGOING, THE SECURED PARTY SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE GRANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE SECURED PARTY DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE SECURED PARTY'S RIGHTS AGAINST THE GRANTOR OR ITS PROPERTY. GRANTOR AND SECURED PARTY EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS IP AGREEMENT AND ANY OF THE SECURITY DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

15. CONFIDENTIALITY. In handling any confidential information, Secured Party shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Secured Party's subsidiaries or affiliates in connection with their present or prospective business relations with Grantor; (b) to prospective transferees or purchasers of any interest in the Indebtedness; (c) as required by law, regulation, subpoena, or other order, (d) as required in connection with Secured Party's examination or audit; and (e) as Secured Party considers appropriate in exercising remedies under this IP Agreement. Confidential information does not include information that either: (i) is in the public domain or in Secured Party's possession when disclosed to Secured Party, or becomes part of the public domain after disclosure to Secured Party; or (ii) is disclosed to Secured Party by a third party, if Secured Party reasonably does not know that the third party is prohibited from disclosing the information.

16. INDENTURE CONTROLLING. In the event and to the extent of any inconsistency or conflict between the provisions of this IP Agreement and those contained in the Indenture, the provisions of the Indenture shall control.

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     EXECUTED as a sealed instrument under the laws of the State of New York on the day and year first written above.

                                     GRANTOR:
                                     iBASIS, INC.
                                     By: /s/ Gordon J. Vanderbrug
                                         ---------------------------------------
                                     Name: Gordon J. Vanderbrug
                                           -------------------------------------
                                     Title: Executive Vice President
                                            ------------------------------------

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                                     ("Secured Party")
                                     THE BANK OF NEW YORK
                                     By: /s/ Geovanni Barris
                                         ---------------------------------------
                                     Name: Geovanni Barris
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                                                       EXHIBIT A

            COPYRIGHTS, PATENTS, TRADEMARKS, MASK WORKS, AND LICENSES

                                   COPYRIGHTS

                                ISSUED COPYRIGHTS

             COPYRIGHT             REGISTRATION                DATE OF
            DESCRIPTION              NUMBER                   ISSUANCE
            -----------            ------------               --------
                                      NONE


                         PENDING COPYRIGHT APPLICATIONS

                                                                  FIRST DATE OF
 COPYRIGHT        APPLICATION       DATE OF       DATE OF            PUBLIC
DESCRIPTION         NUMBER          FILING        CREATION        DISTRIBUTION
-----------       -----------       -------       --------        -------------
                                     NONE


       UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)

                                                        DATE AND
                                                      RECORDATION
                                                      NUMBER OF IP
                                                     AGREEMENT WITH
                                                   OWNER OR ORIGINAL
                                                       GRANTOR IF          ORIGINAL AUTHOR
                                                     AUTHOR OR OWNER         OR OWNER OF
                                                      OF COPYRIGHT          COPYRIGHT IS
 COPYRIGHT       DATE OF        FIRST DATE OF         IS DIFFERENT         DIFFERENT FROM
DESCRIPTION      CREATION       DISTRIBUTION          FROM GRANTOR             GRANTOR
-----------      --------       -------------      -----------------       ---------------



The Grantor has created a variety of custom designed software to enable its Internet-based communications services.

                                   EXHIBIT "B"

                                     PATENTS

              PATENT
            DESCRIPTION                 DOCKET NO.         COUNTRY        SERIAL NO.       FILING DATE        STATUS
            -----------                 ----------         -------        ----------       -----------        ------
METHOD FOR DETERMINING BEST PATH                             USA          10/094,671        Mar. 7, 2001      Pending

SYSTEM AND METHOD FOR                                        USA          60/331,479       Nov. 16, 2001      Pending
NEXT-GENERATION VOICE OVER
INTERNET PROTOCOL (VoIP) AND
FACSIMILE OVER INTERNET PROTOCOL
(FoIP) NETWORK

SYSTEM AND METHOD FOR PROVIDING                              USA          60/337,971        May 7, 2002       Pending
CONFERENCE CALLING OVER AN IP
NETWORK

SYSTEM AND METHOD FOR                                        USA          10/298,208       Nov. 18, 2002      Pending
NEXT-GENERATION VOICE OVER
INTERNET PROTOCOL (VoIP) AND
FACSIMILE OVER INTERNET PROTOCOL
(FoIP) CALLING OVER THE INTERNET

SYSTEM AND METHOD FOR PROVIDING                              USA          10/430,678        May 7, 2003       Pending
CONFERENCE CALLING OVER AN IP
NETWORK

SYSTEM AND METHOD FOR                                        USA          10/464,678       Aug. 25, 2003      Pending
NEXT-GENERATION VOICE OVER
INTERNET PROTOCOL (VoIP) AND
FACSIMILE OVER INTERNET PROTOCOL
(FoIP) CALLING OVER THE INTERNET

                                   EXHIBIT "C"

                                   TRADEMARKS

      TRADEMARK
     DESCRIPTION              COUNTRY                  SERIAL NO.                   REG. NO.                STATUS
     -----------              -------                  ----------                   --------                ------
Assured Quality Routing       USA                      75/659431                    2,336,896           Registered
ConnectPoint                  USA                      76/316841                    2,633,272           Registered
iBasis                        USA                      75/731829                    2,494,853           Registered
iBasis (design)               USA                      75/731611                    2,446,999           Registered
iBasis                        European                 001924638                    001924538           Registered
                              Community
VIP Calling                   USA                      75/214395                    2,244,931           Registered
Mero Mejicano                 USA                      78/325857                                        Pending/Intent
                                                                                                        to  Use - filed
                                                                                                        11/11/03
Schmooze                      USA                      78/370728                                        Pending/Intent
                                                                                                        to  Use - filed
                                                                                                        2/20/04
ILDS                          USA                      78/383413                                        Pending/Intent
                                                                                                        to  Use - filed
                                                                                                        3/12/04
DirectVoIP                    USA                      78/394677                                        Pending/Intent
                                                                                                        to  Use - filed
                                                                                                        4/1/04
Rajdani                       USA                      78/399214                                        Pending/Intent
                                                                                                        to  Use - filed
                                                                                                        4/9/04
VozPort                       USA                      78/419434                                        Pending/Intent
                                                                                                        to  Use - filed
                                                                                                        5/10/04
Margin NOC                    USA                      78/419427                                        Pending/Intent
                                                                                                        to  Use - filed
                                                                                                        5/10/04
Pingo                         USA                      78/427695                                        Pending/Intent
                                                                                                        to  Use - filed
                                                                                                        6/1/04
Pingo (design)                USA                      78/434241                                        Pending/Intent
                                                                                                        to  Use - filed
                                                                                                        6/12/04
Pin-Go                        USA                      78/427705                                        Pending/Intent
                                                                                                        to  Use - filed
                                                                                                        6/1/04

INTERNET CENTRAL OFFICE*
INTERNET BRANCH OFFICE*
CONNECTPOINT GLOBAL ACCESS*
IP CALLCARD*
        *NOT FILED

                                   EXHIBIT "D"

                                   MASK WORKS

 MASK WORK
DESCRIPTION            COUNTRY            SERIAL NO.              REG. NO.             STATUS
-----------            -------            ----------              --------             ------
                                            NONE

                                   EXHIBIT "E"

                                    LICENSES

The Grantor has granted licenses in the ordinary course of business for occasional use of the Grantor's name, logo, trademarks and/or servicemarks to certain marketing partners pursuant to joint marketing and/or other agreements, provided, such use is previously approved by the Grantor.